                                                                   EXHIBIT 10.15


                              SETTLEMENT AGREEMENT

                           AND MUTUAL GENERAL RELEASE



          This Settlement Agreement and Mutual General Release ("Agreement") is entered into effective this _____ day of April 1996, by and between Brilliant Interactive Ideas Pty Ltd ("BII"), Ray Musci ("Musci"), Ocean of America, Inc. ("Ocean"), and Ocean Software, Ltd. and Ocean International, Ltd. (jointly "Guarantors").

                                    RECITALS

     A. On January 5, 1996, BII filed an action against Musci and Ocean in the Superior Court of the State of California in and for the County of Santa Clara entitled Brilliant Interactive Ideas Pty Ltd v. Ocean of America, Inc. Ray Musci and Does 1 through 20, inclusive, No. CV755008 ("the Lawsuit").

     B. The Lawsuit arose from a contract described in and attached as Exhibit A ("the Distribution Agreement"), and relates to the promotion and marketing of certain CD-ROMs described in that complaint ("the Products").

     C. On January 11, 1996, BII, Ocean and Guarantors entered into a Settlement Agreement and Mutual General Release ("January Agreement"), settling the Lawsuit on terms set forth in the January Agreement. One of the terms provided for entry of a Stipulated Judgment ("Stipulated Judgment") under conditions described in the January Agreement.

     D. On February 29, 1996, BII obtained entry of the Stipulated Judgment by the Superior Court. Pursuant to the Stipulated Judgment, a writ of execution was issued by the Superior Court and levied upon certain assets of Ocean ("the Levy").

     E. The parties to this Agreement desire to settle all their claims against each other, whether previously asserted, pending, presently outstanding, or which they may have or claim to have.

          Now, therefore, in consideration of the above and the mutual covenants and agreements herein expressed, the parties agree as follows:

1.   Releases and Dismissals.
     -----------------------

     1.1  Mutual Release and Discharge.
          ----------------------------

          The parties, on behalf of themselves and each of their officers, directors, agents, attorneys, representatives, employees, parents, subsidiaries, affiliates, assignees, assignors, insurers, successors, and predecessors, hereby forever release and discharge each other and their present and former officers, directors, agents, attorneys, representatives, employees, parents, subsidiaries, affiliates, assignees, assignors, insurers, successors, and predecessors, from any and all present or past claims, demands, losses, liabilities, obligations, or causes of action, including, without restricting the generality of the foregoing, claims for costs or attorneys' fees, known or unknown, relating to or arising out of the Lawsuit, entry of the Stipulated Judgment, or the Levy. Said released and discharged claims, demands, liabilities, obligations, or causes of action include those claims or causes of action either stated or which could have been stated in the Lawsuit.

     1.2  General Waiver of All Past and Present Claims.
          ---------------------------------------------

          Except for the duties and obligations set forth herein, the parties hereby expressly waive and assume the risk of any and all claims, demands, obligations, or causes of action of any nature whatsoever which exist against or between themselves, including those claims, demands, obligations, or causes of action which are presently not known or suspected to exist, whether through ignorance, oversight, error, negligence, or otherwise, and excluding those which arise under the newly reaffirmed Distribution Agreement referenced in Paragraph
          2.7 of this Agreement. The parties intend that this Agreement be a complete and final accord and satisfaction and general mutual release by and between them of all liabilities, disputes, claims, and causes of action, known or unknown, suspected or unsuspected, which each party holds or may hold against the other including those relating to or arising out of the Lawsuit, the entry of the Stipulated Judgment, or the Levy but excluding those newly arising under the reaffirmed Distribution Agreement. In furtherance of this intention, the parties acknowledge and present that each is familiar with Section 1542 of the Civil Code of the State of California, which provides:

               "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          Each party represents and warrants that it has been advised by counsel of the content and import of Civil Code Section 1542 and voluntarily waives and relinquishes any right or benefit conferred by Section 1542, or any similar provision of the statutory or nonstatutory law of California or of any other jurisdiction, to the full extent that such rights or benefits may lawfully be waived. In connection with such waiver and relinquishment, each party acknowledges that it or its attorneys, employees, agents, officers, or directors may hereafter discover claims or facts in addition to or different from those now known or believed to exist, but that it is each party's intention to fully, finally, and forever settle and release each other from all obligations, claims, liabilities, causes of action, demands, dispute, and differences, known or unknown, suspected or unsuspected, including those relating to or arising out of the Lawsuit, but excluding those newly arising under the reaffirmed Distribution Agreement.

2.   Consideration.
     -------------

     2.1 Upon the execution of this Agreement, Ocean shall deliver by wire transfer to BII the sum of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     2.2 Upon execution of this Agreement and receipt of Ocean's payment of US CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, BII shall direct that:

          2.2.1  The Levy be released;

          2.2.2  Any funds seized under the Levy be returned to Ocean; and

          2.2.3  The Stipulated Judgment be withdrawn and vacated.

     2.3 Upon execution of this Agreement, BII shall deliver to Ocean new gold masters of the CD-ROMs ("New Gold Masters") provided for under the Distribution Agreement. BII shall use commercially reasonable efforts to rectify any software incompatibilities or bugs, including those identified by Ocean to BII in correspondence dated March 13, 1996, copies of which are attached as Exhibit C. Ocean shall provide to BII such further details and identification of any claimed software incompatibilities or bugs as may be requested by BII. Upon receipt of the New Gold Masters, Ocean shall deliver by wire transfer to BII the sum of US CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     2.4 Upon acceptance of the New Gold Masters by Ocean, Ocean shall deliver by wire transfer to BII the further sum of US CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. "Acceptance" shall be determined as follows:

          2.4.1 Ocean shall have 10 days following receipt of the New Gold Masters in which to test the New Gold Masters to determine whether there are any further software incompatibilities or bugs and to advise BII of any such software incompatibilities or bugs. Should Ocean fail to advise BII of any such software incompatibilities or bugs within that time, the New Gold Masters shall be deemed accepted.

          2.4.2  Should Ocean, in accordance with the provisions of Paragraph
                 2.4.1. advise BII of any software incompatibilities or bugs, BII shall make commercially reasonable efforts to correct those incompatibilities, and shall deliver revised New Gold Masters to Ocean containing those corrections. Upon deliver to Ocean of any revised New Gold Masters in accordance with the provisions of this paragraph, Ocean shall be subject to the same obligation to test and accept those revised New Gold Masters as provided for the New Gold Masters under the provisions of Paragraph 2.4.1

          2.4.3 The provisions of Paragraphs 2.4.1 and 2.4.2 shall apply to all revised New Gold Masters submitted by BII to Ocean at any time.

          2.4.4 The New Gold Masters shall be deemed to have been accepted by Ocean in the event that Ocean has shipped more than CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION units of the Products, as that term is defined in the Distribution Agreement, to any purchasers or consignees.

          2.4.5 The definition of "Acceptance" under this Agreement is solely for the purpose of triggering payment obligations hereunder and for commencing the two year term set forth in paragraph 20 of the Distribution Agreement, and shall not constitute acceptance for all purposes. The obligations under the Distribution Agreement, including, but not limited to those enumerated in paragraphs 1, 2(a) and 2(b) shall not be limited by any deemed acceptance under the Agreement of any New Gold Masters or Revised Gold Masters.

     2.5 Within 30 days following the acceptance by Ocean of the New Gold Masters pursuant to Paragraph 2.4, Ocean shall deliver by wire transfer to BII the further sum of US CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     2.6 Upon the receipt by BII of all of the sums described in Paragraphs 2.1, 2.3, 2.4 and 2.5, BII shall forthwith file with the Superior Court of the State of California for the County of Santa Clara a dismissal with prejudice of all claims asserted in the Lawsuit as to Ocean. Upon execution of this Agreement, BII shall file a dismissal of the Lawsuit with Prejudice as to Ray Music.

     2.7 The parties hereby reaffirm the Distribution Agreement and all of the obligations thereunder, except those provided in Paragraph 6 of the Distribution Agreement and except as inconsistent with this Agreement. The Distribution Agreement is hereby incorporated in this Agreement as though fully set forth and as though executed contemporaneously with the execution of this Agreement. Ocean and BII shall take all actions and shall be subject to all obligations required under the terms of the Distribution Agreement, including but not limited to the obligations to release and promote the Products as set forth in Paragraphs 7 and 9 of the Distribution Agreement, except that Paragraph 7 of the Distribution Agreement shall be deemed to be amended so that the Retail Marketing Date specified in said

          Paragraph 7 shall be 30 days following the acceptance of the New Gold Masters in accordance with Paragraph 2.4 of this Agreement. Paragraph 20 of the Distribution Agreement shall also be deemed amended to provide that the term of the Distribution Agreement shall be for a period of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION from the acceptance of the New Gold Masters in accordance with Paragraph 2.4 of this Agreement.
          BII's exclusive remedy for breaches of any obligation set forth in this Paragraph 2.7 shall be in accordance with the default provisions of Paragraph 4.

3.   Guaranty.  Guarantors hereby guaranty the performance by Ocean of all
     --------
     obligations undertaken in this Agreement. Upon the default of Ocean in the performance of any obligation undertaken in this Agreement, Guarantors will be liable in damages to BII.

4.   Default.
     -------

     4.1  Default.  The failure of Ocean to pay when due any payment of money as
          -------
          provided in Paragraph 2 of this Agreement upon the date due, or to perform any other obligation required by this Agreement, shall constitute a default.

     4.2 Upon a default, BII shall give to Ocean not less than 14 days notice of BII's intent to enter the attached stipulated judgment. The notice shall be given by facsimile transmission to 408-289-1790 (or such other facsimile number as shall be provided by Ocean to BII in writing) or by written notice delivered to Ocean's place of business set forth in this Agreement. Should Ocean fail to cure the default within 14 days of such notice, BII shall be entitled to file a motion for entry of the stipulated judgment against Ocean and Guarantors in the form attached as Exhibit B.

     4.3 The parties hereby agree that they shall be entitled to present evidence at the hearing on the motion described in Paragraph 4.2 by declaration in lieu of live testimony. The notice and service of all pleadings regarding such motion may be given via facsimile. Such motion will be limited to issues of (a) whether Ocean was actually in default at the time notice of default was given; (b) whether Ocean had any excuse for non-performance at the time notice of default was given; and (c) whether the amount of the claimed default was the amount owing under the Agreement at the time notice of default was given, taking into account any right to offset.

5.   Miscellaneous.
     -------------

     5.1  Successors and Assigns.  All the terms and provisions of this
          ----------------------
          Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

     5.2  Settlement Not an Admission.  It is understood and agreed that this
          ---------------------------
          Agreement is a compromise settlement of disputed claims, and that nothing herein shall be construed as an admission of liability by any of the parties hereto, except as otherwise set forth herein.

     5.3  Governing Law.  This Agreement and the transactions contemplated
          -------------
          hereby are to be governed by, and interpreted under, California law. In the event of any dispute regarding interpretation or performance of this Agreement, venue shall be in the Superior Court of the State of California for the County of Santa Clara.

     5.4  Consent to Jurisdiction.  The parties hereto consent to personal
          -----------------------
          jurisdiction in the State of California.

     5.5  Attorneys' Fees.  In the event of any dispute regarding the
          ---------------
          interpretation or performance of this Agreement requiring recourse to any court, the prevailing party will be entitled to recover its reasonable attorneys' fees and costs.

     5.6  Payment of Expenses.  Except as specifically provided for herein, each
          -------------------
          party shall bear its own expenses, including without limitation, attorneys' fees.

     5.7  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
          between parties hereto with respect to the subject matter hereof, and all prior oral and written communications, representations, and agreements are merged herein. No amendment, alteration, or modification of this Agreement shall be valid unless in each instance such amendment, alteration, or modification is expressed in a written instrument duly executed by the party or parties making such amendment, alteration, or modification.

     5.8  Counterparts.  This Agreement may be executed simultaneously in any
          ------------
          number of duplicate copies, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be deemed to constitute original signatures.

     5.9  Headings.  The headings in this Agreement are for convenience of
          --------
          reference only and do not restrict or modify any term or provision hereof.

     5.10 Waiver.  The failure of any party to insist, in one or more instances,
          ------
          on performance of any term or condition of this Agreement shall not be construed as a waiver or relinquishment of any right granted hereunder or of the future performance of any such term, covenants, or condition, but the obligations of the parties with respect thereto shall continue in full force and effect.

     5.11 No Third Party Beneficiaries.  The parties hereto do not intend, and
          ----------------------------
          nothing in this Agreement shall be deemed, to give any person other than the parties hereto any rights hereunder.

     5.12 Warranty of Authority.  Each of the persons executing this Agreement
          ---------------------
          hereby warrants that he or she has been duly authorized to execute this Agreement on behalf of the party he or she represents.

     5.13 Severability.  If any term or provision of this Agreement shall be
          ------------
          held invalid or unenforceable to any extent, the remaining terms and provisions of this Agreement shall not be affected thereby, and each term and provision shall be valid and enforceable to the fullest extent permitted by law.

     5.14 Notices.  Any notices required under this Agreement shall be delivered
          -------
          as provided in this Agreement to the following addresses or facsimile numbers:

          5.14.1  If to Ocean:

                         Ocean of America, Inc.
                         1870 Little Orchard Street
                         San Jose, CA  95125
                         Facsimile (408) 289-1790

          5.14.2  If to BII:

                         Brilliant Interactive Ideas Pty Ltd
                         17 The Corso
                         Manly, NSW 2095
                         Australia
                         Facsimile 011 612 9977 4123

                  Wire transfers of funds to:

                         National Australia Bank
                         Branch No. 082352
                         46 Sydney Road
                         Manly, NSW 2095
                         Australia

          5.14.3  If to Guarantors:

                         Ocean Software Limited
                         2 Castle Street
                         Castlefield, Manchester MS 4LZ
                         England
                         Facsimile 0011 44 161 834 0650

In witness whereof, the parties hereto have executed this Agreement in counterparts as of the date first above written.

BRILLIANT INTERACTIVE IDEAS PTY LTD


By: /s/ Mark Miller
    --------------------------
     Mark Miller
     Its President

OCEAN OF AMERICA, INC.


By: /s/ Ray Musci
   --------------------------------
     Ray Musci
     Its President


___________________________________
Ray Musci, individually



OCEAN SOFTWARE, LTD.



By: /s/ Jon Woods
   --------------------------------
     Jon Woods
     Its Director



OCEAN INTERNATIONAL, LTD.



By: /s/ Jon Woods
   --------------------------------
     Jon Woods
     Its Director

                             SETTLEMENT AGREEMENT

                           AND MUTUAL GENERAL RELEASE

          This Settlement Agreement and Mutual General Release ("Agreement") is entered into effective this 11th day of January 1996, by and between Brilliant Interactive Ideas Pty Ltd ("BII"), Ray Musci ("Musci"), Ocean of America, Inc. ("Ocean"), and Ocean Software, Ltd. and Ocean International, Ltd. (jointly "Guarantors").

                                    RECITALS

     A. On January 5, 1996, BII filed an action against Musci and Ocean in the Superior Court of the State of California in and for the County of Santa Clara entitled Brilliant Interactive Ideas Pty Ltd v. Ocean of America, Inc. Ray Musci and Does 1 through 20, inclusive, No. CV755008 ("the Lawsuit").

     B. On January 5, 1996, BII was granted by the Superior Court an Ex Parte Right to attach Order upon which a Writ of Attachment as issued against the assets of Ocean. The Writ of Attachment has been levied upon certain assets of Ocean ("the Levy").

     C. The Lawsuit arises from a contract described in and attached as Exhibit A ("the Distribution Agreement"), and relates to the promotion and marketing of certain CD-ROMs described in that complaint ("the Products").

     D. The parties to this Agreement desire to settle all their claims against each other, whether previously asserted, pending, presently outstanding, or which they may have or claim to have.

          Now, therefore, in consideration of the above and the mutual covenants and agreements herein expressed, the parties agree as follows:

1.   Releases and Dismissals.
     -----------------------

     1.1  Mutual Release and Discharge.
          ----------------------------

          The parties, on behalf of themselves and each of their officers, directors, agents, attorneys, representatives, employees, parents, subsidiaries, affiliates, assignees, assignors, insurers, successors, and predecessors, hereby forever release and discharge each other and their present and former officers, directors, agents, attorneys, representatives, employees, parents, subsidiaries, affiliates, assignees, assignors, insurers, successors, and predecessors, from any and all present or past claims, demands, losses, liabilities, obligations, or causes of action, including, without restricting the generality of the foregoing, claims for costs or attorneys' fees, known or unknown, relating to or arising out of the Lawsuit. Said released and discharged claims, demands, liabilities, obligations, or causes of action consist of those claims or causes of action either stated or which could have been stated in the Lawsuit.

     1.2  General Waiver of All Past and Present Claims.
          ---------------------------------------------

          Except for the duties and obligations set forth herein, the parties hereby expressly waive and assume the risk of any and all claims, demands, obligations, or causes of action of any nature whatsoever which exist against or between themselves relating to or arising out the Lawsuit, including those claims, demands, obligations, or causes of action which are presently not known or suspected to exist, whether through ignorance, oversight, error, negligence, or otherwise. The parties intend that this Agreement be a complete and final accord and satisfaction and general mutual release by and between them of all liabilities, disputes, claims, and causes of action, known or unknown, suspected or unsuspected, which each party holds or may hold against the other relating to or arising out of the Lawsuit. In furtherance of this intention, the parties acknowledge and present that each is familiar with Section 1542 of the Civil Code of the State of California, which provides:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known to him, must have materially affected his settlement with the debtor."

          Each party represents and warrants that it has been advised by counsel of the content and import of Civil Code Section 1542 and voluntarily waives and relinquishes any right or benefit conferred by Section 1542, or any similar provision of the statutory or nonstatutory law of California or of any other jurisdiction, to the full extent that such rights or benefits may lawfully be waived. In connection with such waiver and relinquishment, each party acknowledges that it or its attorneys, employees, agents, officers, or directors may hereafter discover claims or facts in addition to or different from those now known or believed to exist, but that it is each party's intention to fully, finally, and forever settle and release each other from all obligations, claims, liabilities, causes of action, demands, dispute, and differences, known or unknown, suspected or unsuspected relating to or arising out of the Lawsuit.

2.   Consideration.
     -------------

     2.1 Upon the execution of this Agreement, Ocean shall deliver by wire transfer to BII the sum of US $325,000. Upon execution of this Agreement and receipt of Ocean's payment of US $325,000, BII shall direct that the Levy be released.

     2.2 On or before the thirtieth day following the execution of this Agreement, Ocean shall deliver to BII the sum of US $166,667.

     2.3 On or before the sixtieth day following the execution of this Agreement, Ocean shall deliver to BII the sum of US $166,667.

     2.4 On or before the ninetieth day following the execution of this Agreement, Ocean shall deliver to BII the sum of US $166,667.

     2.5 Upon the receipt by BII of all of the sums described in Paragraphs 2.1, 2.2, 2.3, and 2.4, BII shall forthwith file with the Superior Court of the State of California for the County of Santa Clara a dismissal with prejudice of all claims asserted in the Lawsuit.

     2.6 The parties hereby reaffirm the Distribution Agreement and all of the obligations thereunder, except those provided in Paragraph 6 of the Distribution Agreement. The Distribution Agreement is hereby incorporated in this Agreement as though fully set forth and as though executed contemporaneously with the execution of this Agreement.
          Ocean shall take all actions and shall be subject to all obligations required under the terms of the Distribution Agreement, including but not limited to the obligations to release and promote the Products as set forth in Paragraphs 7 and 9 of the Distribution Agreement, except that Paragraph 7 of the Distribution Agreement shall be deemed to be amended so that the Retail Marketing Date specified in said Paragraph 7 shall be 30 days following the execution of this Agreement.

3.   Guaranty.  Guarantors hereby guaranty the performance by Ocean of all
     --------
     obligations undertaken in this Agreement. Upon the default of Ocean in the performance of any obligation undertaken in this Agreement, Guarantors will be liable in damages to BII without demand or notice of said default.

4.   Default.
     -------

     4.1 The failure of Ocean to pay when due any payment of money as provided in Paragraph 2 of this Agreement upon the date due, or to perform any other obligation required by this Agreement, shall constitute a default.

     4.2 Upon a default, BII shall be entitled to enter a stipulated judgment, in the amount then remaining unpaid, against Ocean and Guarantors in the form attached as Exhibit B.

5.   Miscellaneous.
     -------------

     5.1  Successors and Assigns.  All the terms and provisions of this
          ----------------------
          Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not.

     5.2  Settlement Not an Admission.  It is understood and agreed that this
          ---------------------------
          Agreement is a compromise settlement of disputed claims, and that nothing herein shall be construed as an admission of liability by any of the parties hereto, except as otherwise set forth herein.

     5.3  Governing Law.  This Agreement and the transactions contemplated
          -------------
          hereby are to be governed by, and interpreted under, California law. In the event of any dispute regarding interpretation or performance of this Agreement, venue shall be in the Superior Court of the State of California for the County of Santa Clara.

     5.4  Consent to Jurisdiction.  The parties hereto consent to personal
          -----------------------
          jurisdiction in the State of California.

     5.5  Attorneys' Fees.  In the event of any dispute regarding the
          ---------------
          interpretation or performance of this Agreement requiring recours to any court, the prevailing party will be entitled to recover its reasonable attorneys' fees and costs.

     5.6  Payment of Expenses.  Except as specifically provided for herein, each
          -------------------
          party shall bear its own expenses, including without limitation, attorneys' fees, whether or not the transactions contemplated hereby are consummated.

     5.7  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
          between parties hereto with respect to the subject matter hereof, and all prior oral and written communications, representations, and agreements are merged herein. No amendment, alteration, or modification of this Agreement shall be valid unless in each instance such amendment, alteration, or modification is expressed in a written instrument duly executed by the party or parties making such amendment, alteration, or modification.

     5.8  Counterparts.  This Agreement may be executed simultaneously in any
          ------------
          number of duplicate copies, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     5.9  Headings.  The headings in this Agreement are for convenience of
          --------
          reference only and do not restrict or modify any term or provision hereof.

     5.10 Waiver.  The failure of any party to insist, in one or more instances,
          ------
          on performance of any term or condition of this Agreement shall not be construed as a waiver or relinquishment of any right granted hereunder or of the future performance of any such term, covenants, or condition, but the obligations of the parties with respect thereto shall continue in full force and effect.

     5.11 No Third Party Beneficiaries.  The parties hereto do not intend, and
          ----------------------------
          nothing in this Agreement shall be deemed, to give any person other than the parties hereto any rights hereunder.

     5.12 Warranty of Authority.  Each of the persons executing this Agreement
          ---------------------
          hereby warrants that he or she has been duly authorized to execute this Agreement on behalf of the party he or she represents.

     5.13 Severability.  If any term or provision of this Agreement shall be
          ------------
          held invalid or unenforceable to any extent, the remaining terms and provisions of this Agreement shall not be affected thereby, and each term and provision shall be valid and enforceable to the fullest extent permitted by law.



In witness whereof, the parties hereto have executed this Agreement in counterparts as of the date first above written.

BRILLIANT INTERACTIVE IDEAS PTY LTD


By: /s/ Mark Miller
    -----------------------------------
        Mark Miller
        Its President

OCEAN OF AMERICA, INC.


By: /s/ Jon Woods
    -----------------------------------
        Jon Woods
        Its Board Director


_____________________________________
Ray Musci, individually



OCEAN SOFTWARE, LTD.



By: /s/ Jon Woods
    -----------------------------------
        Its Director



OCEAN INTERNATIONAL, LTD.



By: /s/ Jon Woods
    -----------------------------------
        Its Director

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

    CHARLES J. WISCH, SBN 68050
    LAW OFFICES OF CHARLES J. WISCH
    465 California Street, Suite 200
    San Francisco, California 94104
    Tel (415) 788-1945
    Fax (415) 989-8947

    Attorneys for Plaintiff BRILLIANT
    INTERACTIVE IDEAS PTY. LTD.



                   SUPERIOR COURT OF THE STATE OF CALIFORNIA

                             COUNTY OF SANTA CLARA

                                          )
    BRILLIANT INTERACTIVE IDEAS PTY. LTD. )  Case No. CV755008
                                          )
              Plaintiff,                  )
                                          )  STIPULATION FOR ENTRY OF
         vs.                              )  JUDGMENT AND JUDGMENT
                                          )
    OCEAN OF AMERICA, INC., RAY MUSCI,    )
    and Does 1 through 20, inclusive,     )
                                          )
              Defendants.                 )
    ____________________________________  )


         The parties hereto stipulate for entry of judgment against them, jointly and severally, as follows:

         1.   For compensatory damages in the amount of $_________________;

         2. For prejudgment interest in the amount of $_________________, according to the attached declaration;

         3. For return to plaintiff of the CD-ROMs entitled "Plates Are People Too," "The Gumball Shop," "Play Ball Zachary," "Craft Pax Activity Pack," "Magic Tricks," "Dream Machines and Their Designers," and "101 Ways to Save Our Planet;" and

         4. For costs in the amount of $______________, according to the attachment statement of costs.


    Dated:                              Ocean of America, Inc.


                                        By: /s/ Jon Woods
                                           ----------------------
                                                Jon Woods
                                                Board Director


                                        Ocean Software, Ltd.



                                        By: /s/ Jon Woods
                                           ----------------------
                                                Its Director

                                        Ocean International, Ltd.



                                        By: /s/ Jon Woods
                                           ----------------------
                                                Its Director


                                   JUDGMENT

         Judgment is hereby entered in accordance with the foregoing stipulation.


    Dated:

                                        ________________________________________
                                        Judge of the Superior Court

    CHARLES J. WISCH, SBN 68050
    LAW OFFICES OF CHARLES J. WISCH
    465 California Street, Suite 200
    San Francisco, California 94104
    Tel (415) 788-1945
    Fax (415) 989-8947

    Attorneys for Plaintiff BRILLIANT
    INTERACTIVE IDEAS PTY. LTD.



                   SUPERIOR COURT OF THE STATE OF CALIFORNIA

                             COUNTY OF SANTA CLARA

                                          )
    BRILLIANT INTERACTIVE IDEAS PTY. LTD. )
                                          )  Case No.  CV755008
                                          )
               Plaintiff,                 )  DECLARATION OF MARK MILLER
                                          )  RE STIPULATION FOR ENTRY OF
                                          )  JUDGMENT AND JUDGMENT
       vs.                                )
                                          )
    OCEAN OF AMERICA, INC., RAY           )
    MUSCI, and Does 1 through 20,         )
    inclusive,                            )
                                          )
               Defendant.                 )
    ____________________________________  )


         I, Mark Miller declare:

         1. I am the managing director of Brilliant Interactive Ideas Pty. Ltd. ("BII"), the plaintiff in this action.

         2.  On January 5, 1996, BII filed this action.

         3. On January 11, 1996, BII and the defendants entered into a settlement agreement, a true copy of which is attached as Exhibit I. The settlement agreement included a stipulation for entry of judgment in the event the defendants defaulted in the performance of the settlement agreement. A true copy of the stipulation is attached as Exhibit 2.

         4. Because of the fact that BII is located in Australia, the defendants are located in Great Britain, and the lawsuit was venued in San Jose, California, and following the general usage of modern trade where the contracting parties are in different locations, the settlement agreement and stipulation for entry of judgment were circulated among the parties by fax transmission. The defendant's signatures on the attached copies are, therefore, fax copies of the original signatures, and have been accepted by all parties as original signatures.

         5. The settlement agreement has been partially performed by the defendants, with the initial payment of $325,000 having been made in a timely fashion. However, the defendants have now defaulted by (1) failing to make the second installment payment of $166,667, which was due on February 10, 1996, and (2) failing to commence retail marketing of the goods described in the complaint by February 10, 1996. (See Exhibit 1, (P)(P) 2.2 and 2.6, pp. 4-5)

         6. Accordingly, BII is requesting that the court enter the stipulated judgment.

         I declare under penalty of perjury under the laws of the State of California that the foregoing is true and correct.


    Dated:

    17/2/96                            /s/ Mark Miller
                                       ----------------------------------
                                       Mark Miller

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